Exhibit 32.2

Section 1350

CERTIFICATION

In connection with the Quarterly Report of API Technologies Corp. (the “Company”) on Form 10-Q for the period ending May 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”) I, Phil Rehkemper, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Phil Rehkemper
Phil Rehkemper
Chief Financial Officer

July 10, 2013